                                                                   Exhibit 10.23


                             ASSIGNMENT AGREEMENT

     This Assignment Agreement (the "Assignment") is entered into as of December 29, 1999 by and among GMAC COMMERICAL CREDIT LLC, formerly BNY Factoring LLC, successor by merger to BNY Financial Corporation (the "U.S. Assignor"), GMAC COMMERICAL CREDIT DEVELOPMENT LIMITED, formerly BNY Financial Limited (the "U.K. Assignor" and, together with the U.S. Assignor, the "Assignors") and BANK OF AMERICA, N.A., in its individual capacity and in its capacity as Lender under the Loan Agreement described below, formerly NationsBank, N.A. ("Assignee").

                                   RECITALS
                                   --------

     WHEREAS, the U.S. Assignor is the Agent under the Second Amended and Restated Revolving Credit and Security Agreement dated as of October 15, 1997 (as same has been or may be amended, supplemented or otherwise modified in accordance with the terms thereof, the "Loan Agreement") among (i) Wincup Holdings, Inc., Radnor Chemical Corporation (formerly known as SP Acquisition Co.), StyroChem U.S. Ltd. (formerly known as StyroChem International, Inc.), Radnor Holdings Corporation, Radnor Delaware, Inc., StyroChem Delaware, Inc. and Wincup Texas, Ltd., as Borrowers (each, a "U.S. Borrower" and jointly and severally, the "U.S. Borrowers"), (ii) the U.S. Assignor, the Assignee and each of the other financial institutions named therein or which have become a party to such agreement, as Lenders (the "U.S. Lenders") and (iii) the U.S. Assignor, as administrative and collateral agent for the U.S. Lenders (the "U.S. Agent");

     WHEREAS, the U.K. Assignor is the Agent under the Supplement Revolving Multicurrency Credit Agreement dated as of 12th December, 1997 (as same has been or may be amended, supplemented or otherwise modified in accordance with the terms thereof, the "European Supplement") among (i) StyroChem Europe (The Netherlands) B.V., StyroChem Finland Oy, Thermisol Denmark A/S, Thermisol Sweden AB and Thermisol Finland Oy, as Borrowers (each, a "European Borrower" and jointly and severally, the "European Borrowers"; collectively, the U.S. Borrowers and the European Borrowers are referred to herein as the "Borrowers"),
(ii) the U.K. Assignor, the Assignee and each of the other financial institutions named therein or which have become a party to such agreement, as Lenders (the "European Lenders") and (iii) the U.K. Assignor, as administrative agent for the European Lenders (the "European Agent");

     WHEREAS, in connection with execution of the Loan Agreement and the European Supplement, the Borrowers and other Credit Parties executed and delivered certain documents, instruments and agreements to the Assignors as more particularly set forth on Exhibit A hereof (collectively, the "Financing
                          ---------
Documents");

     WHEREAS, at the Borrowers' request, (i) the U.S. Assignor has agreed to assign, and the Assignee has agreed to accept U.S. Assignor's rights and obligations as U.S. Agent under the Loan Agreement, including without limitation its rights in the Financing Documents, (ii) the U.K. Assignor has agreed to assign, and the Assignee has agreed to accept, all of the U.K. Assignor's rights and obligations as European Agent under the European Supplement, including without limitation its rights in the Financing Documents, and (iii) the parties hereto have agreed that the Assignee shall become the successor Agent under the Loan Agreement, the European Supplement and the Other Documents referred to therein; and

     WHEREAS, this Assignment is being executed and delivered in accordance with
Section 15.3 of the Loan Agreement and Section 15.3 of the European Supplement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1. All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement and/or the European Supplement, as applicable.

     2. This Assignment shall become effective on the date hereof (the "Transfer Effective Date"), and from and after the Transfer Effective Date, (a) the Assignee shall be the Agent under each of the Loan Agreement and the European Supplement and for all purposes related thereto and (b) upon simultaneously transferring their commitments, as Lenders, to First Union National Bank, the Assignors shall no longer be parties to the Loan Agreement, the European Supplement or the Other Documents, provided, however, Assignors shall continue to retain their rights under the Loan Agreement and/or the European Supplement as to any rights accruing to Assignors while they were parties to such agreements, including any indemnity rights of Assignors which survive the termination of the Loan Agreement pursuant to the terms thereof.

     3.  The Assignors have made arrangements with the Assignee with respect to
(a) the portion, if any, to be paid, and the date or dates for payment, by the Assignors to the Assignee of any fees heretofore received by the Assignors, in their capacity as agents, pursuant to the Loan Agreement and the European Supplement prior to the Transfer Effective Date and (b) the portion, if any, to be paid, and the date or dates for payment, by the Assignee to the Assignors of fees or interest received by Assignee, in its capacity as agent, pursuant to the Loan Agreement or the European Supplement from and after the Transfer Effective Date. Borrowers acknowledge and agree that to induce Assignors to execute this Assignment and the Commitment Transfer Supplements, dated as of the date hereof, with First Union National Bank, Borrowers shall pay to Assignors a fee equal to $200,000. The parties hereto acknowledge and agree that each Lender under the Loan Agreement hereby waives its respective rights to any prepayment and/or termination fee under the Loan Agreement.

     4. All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of an Assignor, in its capacity as agent, pursuant to the Loan Agreement, the European Supplement and/or the Notes shall, instead, be payable to or for the account of the Assignee, as agent.

     5. Concurrently with the execution and delivery hereof, the Assignors will provide to the Assignee conformed copies of the Loan Agreement, the European Supplement and all related documents delivered to the Assignors to the extent such documents have not previously been delivered to the Assignee.

     6. Each Assignor represents and warrants that it is a holder of the Financing Documents being assigned by it hereunder and that its interest as described in the Financing Documents to such Assignor's knowledge are free and clear of any adverse claim.

     7. Further, each Assignor represents and warrants to the Assignee as follows:

         (a) such Assignor has not previously assigned or pledged any of its rights under any of the Financing Documents to any other person.

         (b) to the best of its knowledge, such Assignor is not in default under any of the Financing Documents.

         (c) such Assignor does not know of any default on the part of any other party to the Financing Documents (other than Bank of America, N.A.).

         (d) such Assignor is not prohibited under any agreement with any other person or under any judgment or decree from the execution and delivery of this Assignment.

         (e) such Assignor does not know of any action that has been brought or threatened which would in any way prohibit or impair the execution and delivery of this Assignment.

         (f) no consent or other approval is required in connection with the execution and delivery of this Assignment by such Assignor other than the consent of the Borrowers hereunder.

         (g) to the best of the Assignors' knowledge, Exhibit A sets forth each
                                                      ---------
     of the Financing Documents, together with any changes, extensions, revisions, modifications or guarantees of performance thereto, and true and correct copies of each of the Financing Documents have been delivered to the Assignee.

          (h) such Assignor has full power to exercise any and all of its rights under any of the Financing Documents.

     8. Each of the parties to this Assignment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment at the Borrowers' cost.

     9. By executing and delivering this Assignment, the Assignors and the Assignee confirm to and agree with each other as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and those set forth in Section 7 hereof, no Assignor makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the European Supplement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, the European Supplement the Notes or any other instrument or document furnished pursuant thereto; (b) no Assignor makes any representation or warranty or assumes any responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their Obligations under the Loan Agreement, the European Supplement, the Notes or any other instrument or document furnished pursuant thereto; (c) the Assignee confirms that it has received a copy of the Loan Agreement and the European Supplement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (d) the Assignee will, independently and without reliance upon the Assignors and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement, the European Supplement or the Other Documents; (e) the Assignee agrees that it will perform all of its respective obligations as set forth in the Loan Agreement and the European Supplement to be performed by it as a Lender and as Agent; and (f) the Assignee represents and warrants to the Assignors and the Borrowers that it is either (i) entitled to the benefits of an income tax treaty with the United States of America that provides for an exemption from the United States withholding tax on interest and other payments made by Borrowers under the Loan Agreement, the European Supplement and the Other Documents or (ii) is engaged in trade or business within the United States of America.

     10. This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their respective duly authorized officers on the date set forth above.


                              GMAC COMMERCIAL CREDIT LLC, formerly BNY Factoring LLC, successor by merger to BNY Financial Corporation, as U.S. Assignor

                              By:/s/ Anthony Viola
                                 ------------------
                              Name:Anthony Viola
                              Title:Vice President


                              GMAC COMMERCIAL CREDIT DEVELOPMENT LIMITED, formerly BNY Financial Limited, as U.K. Assignor

                              By:/s/ Peter Brady
                                 ----------------
                              Name:Peter Brady
                              Title:Senior Vice President


                              BANK OF AMERICA, N.A.,
                              as Assignee

                              By:/s/ David Noda
                                 ------------------
                              Name:David Noda
                              Title:Managing Director


Consented to:

FIRST UNION NATIONAL BANK

By:/s/ Constantin Chepurny
   ------------------------
Name:Constantin Chepurny
Title:Senior Vice President


WINCUP HOLDINGS, INC.

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Senior Vice President


RADNOR CHEMICAL CORPORATION

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Senior Vice President


STYROCHEM U.S., LTD.

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Senior Vice President

RADNOR HOLDINGS CORPORATION

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Senior Vice President

RADNOR DELAWARE, INC.

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Senior Vice President

STYROCHEM DELAWARE, INC.

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Senior Vice President

WINCUP TEXAS, LTD.

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Senior Vice President

STYROCHEM EUROPE (THE NETHERLANDS) B.V.

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Authorized Representative

STYROCHEM FINLAND OY

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Director

THERMISOL DENMARK A/S

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Director

THERMISOL SWEDEN AB

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Director

THERMISOL FINLAND OY

By:/s/ R. Radcliffe Hastings
   -------------------------
Name:R. Radcliffe Hastings
Title:Director

                                   EXHIBIT A
                                   ---------

                              FINANCING DOCUMENTS

LANDLORD WAIVERS
----------------

1. Landlord Waiver dated 4/10/98 between Radnor Center Associates and WinCup Holdings, Inc. for property at Suite 300, Building 3.
2. Landlord Waiver dated 12/12/97 between Stone Mountain Industrial Park, Inc. and WinCup Holdings, Inc. for property at 1625 Litton Drive, Stone Mountain, GA
3. Landlord Waiver dated 12/13/97 between Patricia M. Dunnell and WinCup Holdings, Inc. for property at 5355 Shawland Rd., Jacksonville, FL
4. Landlord Waiver dated 6/22/98 between Hunt Brothers Leasing LLC and WinCup Holdings, Inc. for property at 205 Tamal Vista, Corte Madera, CA 94925
5. Landlord Waiver dated 6/22/98 between Hunt Brothers Leasing LLC and WinCup Holdings, Inc. for property at 201 Tamal Vista, Corte Madera, CA, 94925
6. Landlord Waiver dated 6/22/98 between Hunt Brothers Leasing LLC and WinCup Holdings, Inc. for property at 195 Tamal Vista, Corte Madera, CA, 94925
7. Landlord's Subordination and Waiver (undated) between CK Airpark Associates and WinCup Holdings, Inc. for property at 2215 East University Drive, Phoenix, AZ 85034
8. Landlord's Subordination and Waiver (undated) between CK Airpark Associates and WinCup Holdings, Inc. for property at 2093 East Magnolia Street, Phoenix, AZ 85034
9. Landlord Waiver dated 12/18/95 between Etzioni Partners and WinCup Holdings, L.P. for property at 64 Brunswick Avenue, Edison, NJ
10. Landlord Waiver dated 12/5/96 between Bradford Management Company of Dallas, Inc. and The Bank of New York Commercial Corporation for property at 4933 Pylon Street, Fort Worth, Texas

LOCKBOX ACCOUNT AGREEMENTS
--------------------------

1. Direct Deposit Lockbox Service Agreement dated as of 1/18/86 between WinCup Holdings, L.P. and The Bank of New York
2. Agreement Relating to Lockbox Services dated 1/18/96 between Wincup Holdings, L.P. and The Bank of New York Commercial Corporation
3. Special Deposit Agreement dated 12/4/96 between Styrochem International, Inc. and The Bank of New York Commercial Corporation

UCC FINANCING STATEMENTS
------------------------
(See Schedule 1 attached hereto)

INTELLECTUAL PROPERTY
---------------------

1. Trademark Collateral Security Agreement dated 12/5/96 between StyroChem International, Inc. and The Bank of New York Commercial Corporation
2. Trademark Collateral Security Agreement dated 12/5/96 between WinCup Holdings, Inc. and The Bank of New York Commercial Corporation

OTHER
-----

1. Collateral Assignment of Rights under the Stock Purchase Agreement and Environmental Escrow Agreement dated 12/5/96 between Radnor Holdings Corporation and The Bank of New York Commercial Corporation
2. Guaranty dated 3/23/99 by Radnor Management Delaware, Inc. and Wincup Europe Delaware, Inc.
3. Guaranty dated 1/21/99 by Styrochem GP, L.L.C., Styrochem LP, L.L.C., Wincup GP, L.L.C. and Wincup

     LP, L.L.C.
4. Reaffirmation and Ratification Agreement dated 10/15/97 between WinCup Holdings, Inc., SP Acquisition Co., StyroChem International, Inc., Radnor Holdings Corporation, NationsBank, N.A. and BNY Financial Corporation
5. StyroChem Finland Oy Security Agreement dated 12/12/97 between Styrochem Finland Oy and BNY Financial Limited
6.   Promissory Notes
     (a) No. 1 dated 12/12/97, issued by Stryrochem Finland Oy to BNY Financial Limited for 6.5 million FIM
     (b) No. 2 dated 12/12/97, issued by Stryrochem Finland Oy to BNY Financial Limited for 6.5 million FIM
     (c) No. 3 dated 1/26/98, issued by Stryrochem Finland Oy to BNY Financial Limited for 5 million FIM
     (d) No. 4 dated 2/27/98, issued by Stryrochem Finland Oy to BNY Financial Limited for 5 million FIM
     (e) No. 5 dated 4/16/98, issued by Stryrochem Finland Oy to BNY Financial Limited for 6 million FIM
7. Thermisol Finland Oy Security Agreement dated as of12/12/97 between Thermisol Finland Oy and BNY Financial Limited
8.   Promissory Notes
     (a) No. 1 dated 12/12/97, issued by Thermisol Finland Oy to BNY Financial Limited for 4 million FIM
     (b) No. 2 dated 12/12/97, issued by Thermisol Finland Oy to BNY Financial Limited for 4 million FIM
     (c) No. 3 dated 6/22/99, issued by Thermisol Finland Oy to BNY Financial Limited for 7 million FIM
9. Agreement executed 8/24/98 regarding priorities among business mortgages in connection with the merger of Epsilevy Oy into Thermisol Finland Oy

                                  SCHEDULE 1
                                  ----------
                    UCC Financing Statements to be assigned

DEBTOR: WINCUP HOLDINGS, INC.
------

---------------------------------------------------------------------------------------------------------------------
     JURISDICTION                    SECURED                            FILE DATE                 FILE NO.
     ------------                    -------                            ---------                 --------
                                      PARTY
                                      -----
---------------------------------------------------------------------------------------------------------------------
Arizona SOS             BNY Financial Corporation, as Agent                 2/21/95              858956
---------------------------------------------------------------------------------------------------------------------
California SOS          BNY Financial Corporation, as Agent                 9/5/97               9725161066
---------------------------------------------------------------------------------------------------------------------
Florida SOS             BNY Financial Corporation, as Agent                 9/5/97               970000200562
---------------------------------------------------------------------------------------------------------------------
DeKalb Co., GA          BNY Financial Corporation, as Agent                 10/6/97              441997-9936
---------------------------------------------------------------------------------------------------------------------
Illinois SOS            BNY Financial Corporation, as Agent                 9/5/97               3736294
---------------------------------------------------------------------------------------------------------------------
Caddo Parish, LA        BNY Financial Corporation, as Agent                 9/9/97               09-953158
---------------------------------------------------------------------------------------------------------------------
Mississippi SOS         BNY Financial Corporation, as Agent                 9/5/97               01138725
---------------------------------------------------------------------------------------------------------------------
Lauderdale Co., MS      BNY Financial Corporation, as Agent                 9/5/97               7784-97
---------------------------------------------------------------------------------------------------------------------
Missouri SOS            BNY Financial Corporation, as Agent                 9/5/97               2827176
---------------------------------------------------------------------------------------------------------------------
Lafayette Co., MO       BNY Financial Corporation, as Agent                 9/5/97               2888
---------------------------------------------------------------------------------------------------------------------
New Jersey SOS          BNY Financial Corporation, as Agent                 9/17/97              1791540
---------------------------------------------------------------------------------------------------------------------
Ohio SOS                BNY Financial Corporation, as Agent                 9/5/97               AN93974
---------------------------------------------------------------------------------------------------------------------
Madison Co., OH         BNY Financial Corporation, as Agent                 9/5/97               9700001705
---------------------------------------------------------------------------------------------------------------------
Pennsylvania SOC        BNY Financial Corporation, as Agent                 12/21/95             25000497
---------------------------------------------------------------------------------------------------------------------
Delaware Co., PA        BNY Financial Corporation, as Agent                 12/21/95             95-203140
 Prothonotary
---------------------------------------------------------------------------------------------------------------------


DEBTOR:    RADNOR HOLDINGS CORPORATION
------

---------------------------------------------------------------------------------------------------------------------
     JURISDICTION                     SECURED                            FILE DATE               FILE NO.
     ------------                     -------                            ---------               --------
                                       PARTY
                                       -----
---------------------------------------------------------------------------------------------------------------------
California SOS          BNY Financial Corporation, as Agent                12/9/96             9634560484
---------------------------------------------------------------------------------------------------------------------
Illinois SOS            BNY Financial Corporation, as Agent                12/11/96            3624613
---------------------------------------------------------------------------------------------------------------------
Mississippi SOS         BNY Financial Corporation, as Agent                12/9/96             01058141
---------------------------------------------------------------------------------------------------------------------
Lauderdale Co., MS      BNY Financial Corporation, as Agent                12/10/96            8987-96
---------------------------------------------------------------------------------------------------------------------
Pennsylvania SOC        BNY Financial Corporation, as Agent                12/9/96             26140944
---------------------------------------------------------------------------------------------------------------------
Delaware Co., PA        BNY Financial Corporation, as Agent                12/10/96            96-203162
 Prothonotary
---------------------------------------------------------------------------------------------------------------------


DEBTOR:    RADNOR DELAWARE, INC.

---------------------------------------------------------------------------------------------------------------------
     JURISDICTION                          SECURED                      FILE DATE                FILE NO.
     ------------                          -------                      ---------                --------
                                            PARTY
                                            -----
---------------------------------------------------------------------------------------------------------------------
Delaware SOS            BNY Financial Corporation, as Agent                4/13/98                9815741
---------------------------------------------------------------------------------------------------------------------

DEBTOR:    STYROCHEM DELAWARE, INC.

---------------------------------------------------------------------------------------------------------------------
     JURISDICTION                          SECURED                      FILE DATE                FILE NO.
     ------------                          -------                      ---------                --------
                                            PARTY
                                            -----
---------------------------------------------------------------------------------------------------------------------
Delaware SOS            BNY Financial Corporation, as Agent                 10/5/99               9951592
---------------------------------------------------------------------------------------------------------------------